SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

MAY 25, 2010

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

410 TERRY AVENUE NORTH, SEATTLE, WASHINGTON 98109-5210

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 25, 2010, Amazon.com, Inc. held its Annual Meeting of Shareholders.

The following nominees were elected as directors, each to hold office until his or her successor is elected and qualified, by the vote set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Bezos	352,174,504	5,558,479	124,487	34,991,438
Tom A. Alberg	354,547,709	3,241,305	68,456	34,991,438
John Seely Brown	356,159,079	1,625,707	72,684	34,991,438
William B. Gordon	311,894,554	44,697,458	1,265,458	34,991,438
Alain Monié	356,740,647	1,041,115	75,708	34,991,438
Thomas O. Ryder	320,923,598	36,859,307	74,565	34,991,438
Patricia Q. Stonesifer	311,548,443	45,047,122	1,261,905	34,991,438
The appointment of Ernst & Young LLP as our independent auditor was ratified by the vote set forth below:
	For	Against	Abstain	Broker Non-Votes
	389,078,666	3,651,119	119,123	0

A shareholder proposal asking the Company to make disclosures regarding corporate political contributions was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
76,187,211	229,535,651	52,134,608	34,991,438

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/S/ L. MICHELLE WILSON
L. Michelle Wilson
Senior Vice President

Dated: May 27, 2010